Exhibit 99.1

Leading Integrated Payments Company Paya Lists on Nasdaq

October 16, 2020

Following business combination with FinTech Acquisition Corp. III, Paya plans further acceleration of growth trajectory as a public company

ATLANTA--(BUSINESS WIRE)--Oct. 16, 2020-- Paya, a leading integrated payments and commerce solution provider, and FinTech Acquisition Corp. III, a special purpose acquisition company, announced today that they have completed their previously-announced business combination. The business combination was approved at a special meeting of stockholders of FinTech III on October 15, 2020 and closed earlier today. Upon completion of the business combination, the combined company changed its name to Paya Holdings Inc. (“Paya” or the “Company”). Paya’s common stock will begin trading on the Nasdaq Stock Market under the ticker symbol “PAYA” commencing October 19, 2020.

Paya’s management team, led by CEO Jeff Hack, will continue to execute the Company’s growth strategy. Paya’s existing majority equity holder GTCR, a leading private equity firm, will remain the Company’s largest stockholder.

Paya CEO Jeff Hack said, “Our completion of the transaction and listing on the Nasdaq stock market is a testament to the hard work of our dedicated and talented Paya colleagues, as well as our strong software partner and customer relationships. We would especially like to thank GTCR for their contributions to our success, and we look forward to their continued partnership as our largest shareholders and members of our Board.”

“As integrated payments expand, Paya’s vertically-tailored solutions will continue to create value for our current and future partners. Specifically, accounts receivable automation within the B2B sector is still in the early stages for integrated payments adoption. Our differentiated platform, Paya ConnectTM, combines Card, ACH and Check acceptance, which is particularly important to supporting accelerated adoption of integrated payments in this segment. The same strong growth rates exist in our municipal, utility, healthcare, not-for-profit, and education segments as well,” Hack added.

During the COVID-19 pandemic, Paya has seen further acceleration of growth within the key industry verticals it serves – particularly within sectors such as nonprofits and governments, which were unable to collect in-person payments amid shutdowns. Companies that adopted integrated payments technology have been able to ensure consistent revenue, helping them maintain day-to-day operations during the pandemic.

As a public company, Paya has access to additional capital to accelerate inorganic growth as well. Paya has already completed and successfully integrated two accretive transactions since 2019: First Billing Services, which provides municipal & utility payments, and Stewardship which serves faith-based not-for-profits. In both acquisitions, Paya ConnectTM was leveraged to provide critical functionality and scale, and Paya expanded sales and marketing efforts, resulting in nearly doubling the topline growth rate of both businesses. Most recently, Paya closed the acquisition of Dallas-based The Payments Group (TPG) on October 1, 2020, which provides integrated payments solutions to over 600 local governments, municipalities and courts.

Other Paya highlights include:

●	Largest independent pure-play provider in the rapidly growing integrated payments space with 85% card-not-present (CNP) transactions

●	Paya ConnectTM technology platform purpose-built for integrated payments into business software with key features including omni-channel payments acceptance, digital onboarding, e-invoicing and billing capabilities, and advanced reporting

●	Track-record of historical organic growth, strong operating leverage and excellent cash flow generation as well as proven ability to perform accretive M&A

●	Seasoned and experienced management team with over 100+ years of combined payments industry experience with organizations including JPMorgan Chase, PayPal, First Data, and Vantiv

Evercore acted as exclusive capital markets and financial advisor to Paya. William Blair acted as financial advisor to Paya. Kirkland & Ellis LLP acted as legal counsel to Paya. Cantor Fitzgerald & Co. and Northland Capital Markets acted as capital markets advisors to FinTech III. Morgan Stanley acted as M&A advisor to FinTech III. Ledgewood PC acted as legal counsel to FinTech III. Morgan Stanley, Evercore and Cantor Fitzgerald & Co. acted as private placement agents.

About Paya

Paya is a leading provider of integrated payment and frictionless commerce solutions that help customers accept and make payments, expedite receipt of money, and increase operating efficiencies. The company processes over $30 Billion of annual payment volume across credit/debit card, ACH, and check, making it a top 20 provider of payment processing in the US and #6 overall in e-Commerce. Paya serves more than 100,000 customers through over 2,000 key distribution partners focused on targeted, high growth verticals such as healthcare, education, non-profit, government, utilities, and other B2B goods and services. The business has built its foundation on offering robust integrations into front-end CRM and back-end accounting systems to enhance customer experience and workflow. Paya is headquartered in Atlanta, GA, with offices in Reston, VA, Fort Walton Beach, FL, Dayton, OH, Mt. Vernon, OH and Dallas, TX.

About FinTech Acquisition Corp III

FinTech Acquisition Corp. III is a special purpose acquisition company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, with a focus on the financial technology industry.

About GTCR

Founded in 1980, GTCR is a leading private equity firm focused on investing in growth companies in the Financial Services & Technology, Healthcare, Technology, Media & Telecommunications, and Growth Business Services industries. The Chicago-based firm pioneered The Leaders Strategy™ – finding and partnering with management leaders in core domains to identify, acquire and build market-leading companies through transformational acquisitions and organic growth. Since its inception, GTCR has invested more than $18 billion in over 200 companies.

Forward Looking Statements

This document includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include estimated financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of FinTech Acquisition Corp. III, Paya, Inc. or the combined company after completion of the Business Combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the risk that the business combination disrupts current plans and operations of Paya, Inc. (2) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (3) costs related to the business combination; (4) changes in applicable laws or regulations; (5) the possibility that Paya, Inc. may be adversely affected by other economic, business, and/or competitive factors; and (6) other risks and uncertainties indicated from time to time in other documents filed or to be filed with the SEC by FinTech Acquisition Corp. III or the combined company. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. FinTech Acquisition Corp. III and Paya, Inc. undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Investor Inquiries

William Maina

646-277-1236

Paya-IR@icrinc.com

Media Inquiries

Kerry Close

212-784-5717

kclose@groupgordon.com

Source: Paya

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